Commitments and Contingencies	9 Months Ended
Mar. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 6 - Commitments and Contingencies

Operating Leases

We lease office facilities under non-cancelable operating leases. Rent expense for the three months ended March 31, 2020 and 2019, was $67,000 and $36,000, respectively. Rent expense for the nine months ended March 31, 2020 and 2019, was $143,000 and $115,000, respectively.

On September 30, 2019, we entered into an agreement, or the Office Lease, to lease our new headquarters located at 1630 Welton Street, Denver, Colorado, 80202. The Office Lease commenced on February 24, 2020 and expires January 31, 2022. We have paid a security deposit equal to one month's rent, which is recorded in intangibles and other assets on our condensed consolidated balance sheet. The monthly payments of $41,925 are subject to a 4% annual increase at each anniversary of the commencement date during the term of the Office Lease. Rent expense related to this lease is recognized on a straight-line basis over the noncancelable term of the lease.

Future minimum lease payments to be made pursuant to the Office Lease and other leases are $124,000 for the remainder of the year ended June 30, 2020; $530,000 for the year ended June 30, 2021; and $316,000 for the year ended June 30, 2022.

Compensation Agreement with Jessica Billingsley

On November 11, 2019, the Compensation Committee of our Board of Directors established the terms upon which Ms. Billingsley, our Chief Executive Officer, may earn a bonus for the fiscal year ended June 30, 2020. The Compensation Committee determined that Ms. Billingsley will be eligible for a bonus derived from the same targets with respect to her bonuses in fiscal year 2019, which is determined based upon our performance relative to the following four budget components: platform recurring revenue; government recurring revenue; services revenue; and net income. However, during fiscal year 2020 any bonus resulting from outperformance relative to budget may be paid in cash, stock, or a combination thereof at the sole discretion of the Compensation Committee.

In addition, the Compensation Committee determined that during fiscal year 2020, Ms. Billingsley is eligible to earn a performance based incentive of $250,000, payable in stock, whereby (a) 50% of the bonus is automatically granted if our stock price/shareholder return increases by 15% (measuring point starts at $10 per share) with respect to the consecutive 20-day volume weighted average price prior to and including June 30, 2020, and (b) the remaining 50% of the bonus may be paid at the sole discretion of the Compensation Committee.

Letter-of-Credit

As of March 31, 2020, we had a standby letter-of-credit with a bank in the amount of $500,000, which was classified as restricted cash on the balance sheets. The beneficiary of the letter-of-credit is an insurance company. The letter-of-credit will expire on June 22, 2020.

Litigation

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. We will accrue a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. The accrual for a litigation loss contingency might include, for example, estimates of potential damages, outside legal fees and other directly related costs expected to be incurred. As of March 31, 2020, and through the date these financial statements were issued, there were no legal proceedings requiring recognition or disclosure in the financial statements.